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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 May 17, 2001
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               (Date of Report; Date of Earliest Event Reported)


                        Extended Systems Incorporated
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)


             000-23597                                  82-0399670
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      (Commission File Number)               (IRS Employer Identification No.)


           5777 North Meeker Avenue, Boise, ID                   83713
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         (address of principal executive offices)              (Zip Code)


                                (208) 322-7575
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             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.

     Extended Systems Incorporated (Nasdaq: XTND) and Palm, Inc. (Nasdaq: PALM) announced on May 17, 2001 that they have mutually and amicably agreed to terminate their proposed merger agreement for Palm to acquire Extended Systems without payment of any termination fee.

     A copy of the press release announcing the termination of the proposed merger agreement and the Mutual Termination Agreement and Amendment to Agreement and Plan of Reorganization are attached as Exhibit 99.1 and Exhibit 2.3, respectively, and are incorporated herein by reference.


ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          Exhibit No.        Description
          ----------         -----------

              2.3 Mutual Termination Agreement and Amendment to Agreement and Plan of Reorganization
              99.1           Press Release dated May 17, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EXTENDED SYSTEMS INCORPORATED


Date:  June 11, 2001                          By:  /s/ Karla K. Rosa
                                                 ------------------------------
                                                       Karla K. Rosa
                                                       Vice President, Finance
                                                       and Chief Financial
                                                       Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

2.3             Press Release dated May 17, 2001.
99.1 Mutual Termination Agreement and Amendment to Agreement and Plan of Reorganization

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